General DataComm Industries, Inc.
                          Statement of Operations (1)
                      One Fiscal Month Ended July 31, 2003
                                  (Unaudited)
                                 ($$ in 000's)

            Sales                                                       $1,895
            Cost of Sales                                                  812
                                                                        ------

            Gross Margin                                                 1,083

            Operating Expenses:
                          Selling, general & administrative                623
                          Research & development                           287
                                                                        ------
                                                                           910

            Operating income                                               173

            Interest expense (contractual interest/fees $327)(2)           343
            Other, net                                                      19
                                                                        ------
            Earnings (loss) before reorganization items,
             income taxes and discontinued operations                     (189)

            Reorganization items:
                               Professional fees                           275
                                                                        ------
            Gain (loss) before income taxes
              and discontinued operations                                 (464)

            Income tax provision                                            13
                                                                        ------

            Income (loss) before discontinued operations                  (477)

            Income(loss) from discontinued operations                       19

            Gain on sale of discontinued operations                          -
                                                                        ------

            Net income (loss)                                           $ (458)
                                                                        =======

        -----------------------

            (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002) audit adjustments and the effects of the bankruptcy filing.

            (2) Interest expense includes both interest payments and adequate protection payments made to secured lenders. Such recorded interest and related loan balance are subject to adjustment upon acceptance of a reorganization plan by the bankruptcy court.

                        General DataComm Industries, Inc.
                         Consolidated Balance Sheet (1)
                                  July 31, 2003
                                   (Unaudited)

         In thousands

         ASSETS:
         Current Assets:
               Cash and cash equivalents                              $1,816
               Accounts receivable                                     4,012
               Inventories                                             3,912
               Other current assets                                    1,305
                                                                   ---------
                                                                      11,045

          Property, plant and equipment, net                               2
          Land and buildings held for sale                             4,569
          Other assets                                                     4
          Net assets of discontinued operations                           92
                                                                    --------

                                         Total Assets                $15,712
                                                                    ========


         LIABILITIES AND STOCKHOLDERS' EQUITY:
         Current liabilities:

         Liabilities not subject to compromise
         -------------------------------------
               Accounts payable, trade                                  484
               Accrued payroll and payroll-related costs                870
               Accrued expenses and other current liab.               3,648
                                                                  ---------
                                                                      5,002

         Liabilities subject to compromise
         ---------------------------------
               Revolving credit loan                               $    17
               Notes payable                                        20,642
               7 3/4% Convertible debentures                         3,000
               Accounts payable, trade                              12,101
               Accrued payroll and payroll-related costs               662
               Net current liabilities of discontinued operations    7,967
               Accrued expenses and other current liab.             12,371
                                                                 ---------
                                                                    56,760

                                                                 ---------
                                        Total Liabilities           61,762

         Redeemable 5% Preferred Stock                               3,043

         Stockholders' equity:
               Preferred stock                                         788
               Common stock                                          3,346
               Paid-in-capital                                     191,327
               Accumulated deficit                                (243,115)
                Less: Treasury stock                                (1,439)
                                                                 ---------
                                                                   (49,093)
                                                                 ---------

           Total Liabilities and Stockholders' Equity              $15,712
                                                                 =========

         (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002) audit adjustments and the effects of the bankruptcy filing.